Supplement Dated December 20, 2001 to
                   Prospectus Dated February 28, 2001 for the
                       Asset Allocation Fund of Aon Funds

     On December 19, 2001, the board of trustees (the "Board") of the Aon Funds, a Delaware business trust (the "Trust"), approved several proposals to be voted upon by the shareholders of the Asset Allocation Fund, a series of the Trust. The first of these proposals is to consider approval of a new investment advisory agreement between the Trust, on behalf of the Asset Allocation Fund, and Aon Advisors, Inc., the investment adviser of the Asset Allocation Fund. This new investment advisory agreement, if approved, will allow Aon Advisors to hire a sub-advisor to assist in the management of the Asset Allocation Fund and will increase the investment advisory fee payable by the Asset Allocation Fund to Aon Advisors. The current advisory fee paid to Aon Advisors is a monthly fee, accrued daily and based upon the average daily net asset value of the Asset Allocation Fund for the month, at an annual rate of 0.25%. The proposed advisory agreement would increase this fee to an annual rate of 0.75% of the Asset Allocation Fund's average daily net assets up to $25 million, 0.60% of such average daily net assets in excess of $25 million but not exceeding $50 million, 0.45% of such average daily net assets in excess of $50 million but not exceeding $100 million, and 0.35% of such average daily net assets in excess of $100 million. Based on the current assets of the Asset Allocation Fund, the effective management fee is expected to be an annual rate of about 0.48%.

     The second of these proposals is to consider approval of an investment sub-advisory agreement between Aon Advisors and Ned Davis Research, Inc. with respect to the Asset Allocation Fund. The third of these proposals is to consider changes to several of the fundamental investment policies of the Asset Allocation Fund to allow for investments in options, futures and swap contracts in order to reflect changes in the investment management techniques proposed to be implemented by the proposed sub-advisor. If any of these three proposals are not approved by the shareholders of the Asset Allocation Fund voting on each proposal, the Asset Allocation Fund will continue to operate under the currently effective investment advisory agreement between the Trust, on behalf of the Asset Allocation Fund, and Aon Advisors dated August 1, 2000, and none of these proposals will be implemented.

     The Board has set February 20, 2002 as the date of this upcoming special meeting of shareholders. Shareholders of record at the close of business on January 7, 2002 shall be entitled to notice of, and to vote at, the meeting or any adjournments thereof. In addition to the three proposals affecting the Asset Allocation Fund, the shareholders of each series of the Trust (the Money Market Fund, the Government Securities Fund and the Asset Allocation Fund) will vote on the election of seven trustees to the Board and will consider the ratification of Ernst & Young LLP as independent public accountants for the Trust.

     Proxy materials describing the proposed new advisory agreement, sub-advisory agreement and related changes to the fundamental investment policies of the Asset Allocation Fund, and other items, as well as soliciting the necessary shareholder approvals, will be mailed in advance of the shareholder meeting. Such changes, if approved by shareholders, are expected to become effective March 1, 2002.